CALIFORNIA
UNITED BANK

CU BANCORP

United in Our Dedication to Relationships

Exhibit 99.1

CU BANCORP
United in Our Dedication to Relationships

Forward-Looking Statements

This presentation contains certain forward-looking information about CU Bancorp and California United Bank (collectively the “Company”) that is intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. All
statements other than statements of historical fact are forward-looking statements. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Company. There are a number of important factors that could cause actual results to differ materially from those expressed in, implied or projected by, such forward-looking statements. Risks and uncertainties include but are not limited to lower than expected revenues; credit quality deterioration which could cause an increase in the allowance for loan losses and a reduction in net earnings; increased competitive pressure among depository institutions; a change in the interest rate environment which reduces interest margins;
asset/liability repricing risks and liquidity risks; general economic conditions, either nationally or in the market areas in which the Company does or anticipates doing business are less favorable than expected; environmental conditions, including natural disasters, may disrupt our business, impede our operations, negatively impact the values of collateral security for the Company’s loans or impair the ability of our borrowers to support their debt obligations; the economic and regulatory effects of the continuing war on terrorism and other events of war; legislative or regulatory requirements or changes adversely affecting the Company’s business; and changes in the securities markets. If any of these risks or uncertainties materializes or if any of the assumptions underlying such forward-looking statements proves to be incorrect, the Company’s results could differ materially from those expressed in, implied or projected by such forward-looking statements. The Company assumes no obligation to update such forward-looking statements. For a more complete discussion of risks and uncertainties, read the Bank’s annual report on Form 10-K, quarterly reports on Form 10-Q and other reports filed by the Bank with the FDIC and by CU Bancorp with the SEC. The documents filed with the FDIC and the SEC may be obtained at California United
Bank’s website at www.cunb.com. These documents may also be obtained free of charge from CU Bancorp by directing a request to CU Bancorp,
15821 Ventura Boulevard, Suite 100, Encino, California 91436, Attention: Investor Relations. Telephone 818 257-7700.

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Investment Highlights

•
Emerging business banking franchise reaching an inflection point in profitability
•
Attractive  low-cost core deposit base
Non-interest bearing deposits comprise 50% of total deposits at 12/31/12
Cost of deposits was 17 bps in Q4 2012
•
Demonstrated ability to grow both organically and through acquisitions
•
Experienced management team with an established track record of delivering results
•
Recent acquisition of Premier Commercial Bank (PCB) provides near-term catalyst for earnings growth
•
Growing awareness in local markets and the investment community
Surpassed $1 billion in total assets in July 2012
Transferred listing to Nasdaq Capital Market in October 2012

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Corporate Overview

California United Bank is a premier community-based
commercial bank servicing the Metropolitan Los Angeles,
Orange County and Ventura County markets
• Established by local business owners and entrepreneurs in 2005
• Eight full-service offices in Los Angeles, San Fernando Valley, Conejo Valley,
Santa Clarita Valley, Simi Valley, South Bay, and Orange County (Anaheim and
Irvine/Newport Beach)
• Servicing businesses, non-profit organizations, entrepreneurs, professionals, and high-net worth individuals
• Total assets of $1.25 billion
• California United Bank grew total assets at a 43% CAGR and total deposits at a
51% CAGR since inception in 2005 through December 31, 2012

Castaic
Santa Clarita
Fillmore
Simi Valley
Thousand Oaks
Calabasas
North Hills
Glendale
Angeles National Forest
Pearblossom
Phelan
Azusa
West Covina
Ontario
Chino
Los Angeles
Santa Monica
Malibu
Westchester
Downey
Torrance
Long Beach
Anaheim
Santa Ana
Huntington Beach
Irvine
Mission Viejo
Laguna Niguel
San Clemente
CUNB Branch
CUNB LPO
Former COSB Branch
Former PCB Branch

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•
Encino (2005) – Headquarters
•
Los Angeles (2006)
•
Santa Clarita Valley (2007)
•
South Bay (2009) – Converted to a branch
in 2010
•
Orange County (2010) – Loan Production
Office
•
Simi Valley (2010) – Acquired from
California Oaks State Bank
•
Thousand Oaks (2010) – Acquired from
California Oaks State Bank
•
Anaheim (2012) – Acquired from Premier
Commercial Bank
•
Irvine/Newport Beach (2012) – Acquired
from Premier Commercial Bank
Strategic Geographic Locations

California United Bank has a footprint
that spans the most attractive markets in
Southern California:

California United Bank sets itself apart from other banks in the following ways:

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Why We Are Different

• CUNB has been engaged in the successful practice of business banking since its inception
Strong growth combined with stellar asset quality
• We have the ability to do larger, more complex financings than similar sized banks
Formula lines of credit
Asset-based lending
• Executive team has extensive experience building high performing banks
• Demonstrated ability to identify, acquire and successfully integrate banks
• Proven ability to attract top bankers
Multiple experienced banking teams added from competitors since 2010
• Local advisory boards guide the Bank in its respective business communities

Our customer base reflects the diversity of industries in Southern California

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Our Customers

• Majority of customers participate in the manufacturing, distribution and services industries
• Typical customer has between $10 million and $60 million in annual sales (excluding SBA borrowers)
• Typical loan commitment ranges between $1 million and $5 million
(excluding SBA loans)
• Majority of new customers come from larger banks
• Most new business generation results from warm leads provided by referral sources

SCHOOL BUS

CALIFORNIA
UNITED BANK

CU BANCORP

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Dedicated to the Community

•
CUNB employees are involved in their local communities
•
Strong cultural value demonstrates that supporting the community is also good business
•
CUNB supports over 75 charities throughout Southern California financially and with volunteer hours
•
Utilize local advisory boards to help guide the Bank in its respective markets
•
“Outstanding” CRA Rating

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Experienced Management

*Formerly EVP at Premier Commercial Bank, N.A.
Name Title Functional Banking Exp CUB Tenure
David Rainer President Chief Executive Officer 32 years 7 years
Anne Williams EVP
Chief Operating Officer & Chief Credit
Officer
32 years 7 years
Karen Schoenbaum EVP Chief Financial Officer 19 years 3 years
Anita Wolman EVP General Counsel 35 years 7 years
Sam Kunianski EVP
Executive Manager – Commercial and
Private Banking
28 years 6 years
William Sloan EVP
Executive Manager – Real Estate and
Santa Clarita Regional Manager
28 years 7 years
Stephen Pihl EVP
Executive Manager – SBA and Orange
County Regional Manager
25 years New addition*

CALIFORNIA
UNITED BANK

CU BANCORP

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A History of Success

•
Wells Fargo/Security Pacific – 1980s
•
California United Bank (1992 – 1997)
–
Grew to $1 billion in assets
–
Sold to Bank of Hawaii in 1997
•
Santa Monica Bank
–
Sold to U.S. Bancorp in 2000
•
U.S. Bank (2001 – 2004)
•
California United Bank (Current)
–
Opened in 2005
–
Acquired Cal Oaks State Bank December 31, 2010
–
Merged with Premier Commercial Bancorp July 31, 2012
–
$1.25 billion in total assets at December 31, 2012
The Management Team at California United Bank has
three decades of banking experience in the
Southern California
Market.
The same Executive Team that created success at the banks below are now in charge at California United Bank.

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Our Growth Strategy

Organic
Acquisitions
De novo regional offices with strong local leadership
Hire “in market” talent
Offer sophisticated products/solutions
Expertise in C&I and Commercial Real Estate lending
Relationship based business
Distinguish by service
New SBA lending expertise provided by PCB
California Oaks State Bank (12/31/10)
Premier Commercial Bank (7/31/12)

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Q4 2012 Highlights

•
Core earnings
*
of $3.9 million
+146% YoY
•
Strong balance sheet growth
+8% loan growth (linked quarter)
+3% non-interest bearing deposit growth (linked quarter)
•
High quality deposit base
50% non-interest bearing
17 bps cost of deposits
•
NIM and efficiency ratio improve
NIM increases 30 bps to 3.87%
Efficiency ratio improves to 72%
•
Continued pristine credit quality
No charge-offs in Q4
*
Core earnings reconciliation to net income provided in Appendix

Core Earnings*
($ Thousands)
$4,500
$3,500
$2,500
$1,500
$500
$803
$1,046
$1,076
$1,596
$1,134
$1,627
$1,683
$3,929
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12

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Increasing Earnings Power 13 * Core earnings reconciliation to net income provided in Appendix

Revenue
Operating Expenses
($ Millions)
$14
$13
$12
$11
$10
$9
$8
$7
$6
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12

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Improving Operating Leverage 14 3Q12 operating expenses excludes $2.5 million in merger-related expenses

Core Earnings*
($ Thousands)
$4,500
$3,500
$2,500
$1,500
$500
$1,596
$3,929
4Q11
4Q12

Efficiency Ratio
100%
90%
80%
70%
60%
50%
83%
72%
4Q11
4Q12

ROAA
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.15%
0.50%
4Q11
4Q12

ROAE
6.00%
4.00%
2.00%
0.00%
1.52%
5.14%
4Q11
4Q12

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Impact of PCB Merger 15 * Core earnings reconciliation to net income provided in Appendix

CUB Organic
Acquisitions
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
($ Millions)
$102
$178
$260
$379
$457
$638
$118
$756
$800
$853
$397*
$1,250
COSB acquisition
PCB acquisition
2005
2006
2007
2008
2009
2010
2011
2012

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Consistent Asset Growth 16 *Represents the assets acquired from Premier Commercial Bancorp on July 31, 2012

CUB Organic
Acquisitions
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
($ Millions)
Q4 2012 Loan Growth = $60MM or 8%
PCB acquisition
COSB acquisition
$35
$96
$162
$232
$263
$334
$87
$421
$489
$600
$255
$855
2005
2006
2007
2008
2009
2010
2011
2012

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Loan Growth 17

Multi-Family
4%
Other
2%
1-4
Family
7%
Construction
6%
C&I
31%
Non-Owner
Occupied CRE
29%
Owner-Occupied
CRE
21%

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Loan Portfolio Composition (December 31, 2012) 18

Admin Mgmt
4%
Construction
6%
Education
1%
Entertainment
2%
Finance
7%
Healthcare
6%
Information
1%
Manufacturing
15%
Other Services
3%
Professional Svces
7%
Real Estate
25%
Restaurant/Lodging
6%
Retail
4%
Transportation
2%
Wholesale
11%

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Loans by Industry (C&I and Owner-Occupied) (December 31, 2012) 19

CUNB
Peer Group Avg.
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
4.90%
4.12%
3.54%
3.31%
3.18%
3.27%
3.11%
1.24%
1.12%
1.10%
1.19%
1.05%
0.98%
1.07%
1.09%
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12

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NPAs/Total Assets 20 Peer Group includes public banks or bank holding companies in California with total assets between $1.0-$1.5 billion (peer data unavailable for Q4 2012)

CUNB
Peer Group Avg.
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
-0.20%
-0.04%
1.22%
-0.01%
0.76%
0.49%
1.41%
0.01%
0.75%
-0.08%
0.63%
0.08%
0.99%
FY2011
1Q12
2Q12
3Q12
4Q12
FY2012

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NCOs/Avg. Loans 21 Peer Group includes public banks or bank holding companies in California with total assets between $1.0-$1.5 billion

CUB Organic
Acquisitions
Q4 2012 Non-Interest Bearing Growth = $18MM
($ Millions)
$1,200
$1,000
$800
$600
$400
$200
$0
$60
$116
$191
$246
$346
$658
$113
$545
$691
$1,078
$278
$800
COSB acquisition
PCB acquisition
2005
2006
2007
2008
2009
2010
2011
2012

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Strong Deposit Growth 22

CDs
7.5%
MM and Savings
31.6%
Non-Int. Bearing
Demand
50.4%
Interest Bearing
Transaction
10.5%

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Deposit Composition (December 31, 2012) 23

Transaction Accounts / Total Deposits (%)
Cost of Funds (%)
70.0
60.0
50.0
40.0
30.0
20.0
10.0
0.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
2006Y
2007Y
2008Y
2009Y
2010Y
2011Y
Q2 2012
Q3 2012
Q4 2012
32.2
35.7
29.5
29.1
26.8
51.4
28.4
46.2
31.1
53.5
36.9
64.5
38.4
67.5
40.3
57.6
60.9
2.44
2.33
2.87
2.80
2.00
1.59
1.31
0.70
0.87
0.45
0.64
0.19
0.47
0.12
0.47
0.24
0.24
Peer Median (Transaction Accounts)
CUNB (Transaction Accounts)
Peer Median (Cost of Funds)
CUNB (Cost of Funds)

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Transaction Accounts and Cost of Funds 24 Peer Group includes public banks or bank holding companies in California with total assets between $1.0-$1.5 billion (peer data unavailable for Q4 2012)

12%
10%
8%
6%
4%
2%
0%
9.13%
11.30%
5.00%
CUNB
Peer Group Avg.
FDIC Well Capitalized

20%
15%
10%
5%
0%
12.35%
16.04%
10.00%
CUNB
Peer Group Avg.
FDIC Well Capitalized

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CU Bancorp Capital Ratios

Tier 1 Leverage Capital Ratio (%) Total Risk Based Capital Ratio (%)
Peer Group includes public banks or bank holding companies in California with total assets between $1.0-$1.5 billion (peer group data as of September 30, 2012)

CALIFORNIA UNITED BANK + PCB =

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Merger Overview

Creates one of Los Angeles/Orange County’s largest independent commercial banking franchises focused exclusively in the market
Partnered two of Southern California’s strongest commercial banks; strengthening the franchise for long-term earnings growth and value creation
The critical mass of a larger institution will enable the bank to expand available services and penetrate additional markets
The transaction will be beneficial for stakeholders in both organizations: creating value for shareholders, employees, customers, and the Southern California communities
Southern California’s
Preeminent Business Bank

CALIFORNIA UNITED BANK

PCB

- 
- 
- 
- 
-

- 
- 
- 
- 
-

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Merger of Two Attractive Franchises

Low Cost Deposits
C&I Lending Expertise
Attractive Locations
Strong Credit Quality
Experienced Management Team
SBA Expertise
Real Estate Lending Expertise
Attractive Orange County Market
Strong Credit Quality
Experienced Management Team

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An Abundance of Synergies

Combined breadth of products and services will increase business development capabilities throughout footprint
PCB’s award-winning SBA lending platform will be leveraged
throughout CUB’s markets
Improving PCB’s deposit mix and reducing funding costs
Elimination of redundancies will provide meaningful cost savings and enhance efficiencies
Greater scale will enable better absorption of increasing regulatory compliance costs

- Capture synergies from PCB merger
- Expand non-interest income through increased SBA loan production and sales
- Continue attracting high performing bankers
- Further penetrate existing footprint
- Enhance efficiencies as we continue to scale

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Shifting from Growth to High Performance 29

23.46
+0.15
3,065.22
+0.20
12.00
13,473.22
-0.31
CALIFORNIA
UNITED BANK
October 10, 2012
CUNB

FDIC
CU BANCORP
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Contact Information 30 • For more information, please contact: – Karen Schoenbaum, CFO (818) 257-7700 kschoenbaum@cunb.com

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Appendix

Reconciliation of Core Earnings to Net Income (Loss)
4Q12 3Q12 2Q12 1Q12 4Q11 3Q11 2Q11 1Q11
Net Income (Loss) 1,628           (932)             525              506              306              601              312              248
Add back:  Provision for income tax expense (benefit) 1,166           (453)             502              450              181              454              242              270
Add back:  Provision for loan losses 867              521              380              -               781              -               467              194
Subtract:  Gain on sale of securities, net -               -               -               -               -               6                    69                 144
Subtract:  Other-than-temporary impairment losses, net (65)               (30)               (30)               (30)               (130)             (19)               (70)               (45)
Add back:  Merger related expenses 203              2,517           190              148              198              8                    24                 190
Core Earnings 3,929           1,683           1,627           1,134           1,596           1,076           1,046           803